UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Straight Path Communications Inc.
 (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1), and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STRAIGHT PATH COMMUNICATIONS INC.
5300 Hickory Park Drive, Suite 218
Glen Allen, Virginia 23059
(804) 433-1522

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	12:00 p.m., local time, on Thursday, January 16, 2014.

PLACE:	Hunton & Williams LLP, 1751 Pinnacle Drive, Suite 1700, McLean, Virginia 22102

ITEMS OF BUSINESS:
1.      To elect four directors, each for a term of one year.

2.      To ratify the appointment of Zwick and Banyai, PLLC  as the Company’s independent registered    public accounting firm for the Fiscal Year ending July 31, 2014.

3.      To conduct an advisory vote on executive compensation.

4.      To conduct an advisory vote on the frequency of future advisory votes on executive compensation.

5.      To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record on November 18, 2013.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING ADMISSION:
If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of November 18, 2013 with you to the Annual Meeting, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the annual meeting via email at info@spathinc.com or by calling SPCI Investor Relations at (804) 433-1522.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STRAIGHT PATH
COMMUNICATIONS INC. STOCKHOLDERS MEETING TO BE HELD ON JANUARY 16, 2014: The Notice of Annual
Meeting and Proxy Statement and the 2013 Annual Report are available at:
www.spathinc.com/investors

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Corporate Secretary

Glen Allen, Virginia
November 26, 2013

STRAIGHT PATH COMMUNICATIONS INC.
5300 Hickory Park Drive, Suite 218
Glen Allen, Virginia 23059
(804) 433-1522

PROXY STATEMENT

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the stockholders of record of Straight Path Communications Inc., a Delaware corporation (the “Company” or “SPCI”) as of the close of business on November 18, 2013, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, January 16, 2014 at 12:00 p.m., local time, at the offices of Hunton & Williams LLP, 1751 Pinnacle Drive, Suite 1700, McLean, Virginia 22102.  The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by telephone, Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about November 27, 2013.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on Monday, November 18, 2013, has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 11,762,097, shares issued and outstanding and entitled to vote at the Annual Meeting, consisting of 787,163 shares of Class A Common Stock and 10,974,934 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders.   There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy with or without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are three convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: by telephone, on the Internet or by mail. To vote by phone, call the toll-free telephone number on the proxy card (1-800-PROXIES), and to vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by telephone, Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet, telephone, or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the SEC, the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by telephone, Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present at the Annual Meeting will be required for the approval of the election of directors (Proposal No. 1), the ratification of the appointment of the appointment of the Company’s independent registered public accounting firm (Proposal No. 2) and for the approval, on an advisory basis, the compensation of our Named Executive Officers (Proposal No. 3). This means that the number of votes cast “for” a director nominee, Proposal No. 2 or Proposal No. 3 must exceed the number of votes cast “against” that nominee, Proposal No. 2 or Proposal No. 3. Abstentions are not counted as votes “for” or “against” these proposals. Proposal No. 4 is being submitted to enable stockholders to express a preference as to whether future advisory votes on executive compensation should be held every year, every two years, or every three years. Therefore, abstentions will not be counted as expressing any preference.

Under NYSE MKT rules, without voting instructions from the beneficial owner, brokers may not vote shares on non-routine matters. The election of directors (Proposal No. 1), the approval, on an advisory basis, the compensation of our Named Executive Officers (Proposal No. 3) and the advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 4) are non-routine matters. In the absence of voting instructions from the beneficial owner, a broker non-vote will occur. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated. However, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE MKT rules to vote your shares on the ratification of the Company’s independent registered public accounting firm (Proposal No. 2), even if the broker does not receive voting instructions from you.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Straight Path Communications Inc., 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059, or by phone at (804) 433-1522, and we will promptly forward to such stockholder a separate Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a Fiscal Year refers to the Fiscal Year ending in the calendar year indicated (e.g., Fiscal 2013 refers to the Fiscal Year ended July 31, 2013).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE MKT. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the NYSE MKT corporate governance listing requirements available to it because it is a “controlled company,” except as described below with regard to the composition of the Nominating Committee.

In accordance with Section 807 of the NYSE MKT Company Guide, the Company has adopted a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at http://spathinc.com/investors and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined in Section 801(a) of the NYSE MKT Company Guide, because more than 50% of the voting power of the Company is controlled by The Patrick Henry Trust, dated July 31 2013 (“Trust”).  Upon our spin-off (the “Spin-Off”) from IDT Corporation (“IDT”), Howard Jonas transferred the shares of our common stock that he was entitled to receive to the Trust, and he is the beneficiary of the economic interest of the shares held by the Trust, but does not have voting power or control with respect to such shares.  Mr. Jonas’ consent is needed with respect to certain significant corporate matters requiring approval by our stockholders, including the approval of any merger, consolidation or sale of all or substantially all of our assets.  Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Nomination Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with Section 803 of the NYSE MKT Company Guide and that the Compensation Committee is in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the NYSE MKT requirement that it have a Nominating Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Chairman of the Board of Directors, who is not an independent, and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at http://spathinc.com/investors. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the NYSE MKT definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.       During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.       During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.       (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.       Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.       The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three Fiscal Years, exceeds the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of K. Chris Todd, William F. Weld and Fred S. Zeidman is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the current Board of Directors, a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent.

As used herein, the term “non-employee director” shall mean any director who is not an employee of, or consultant to, the Company, and who is deemed to be independent by the Board of Directors. Therefore, Davidi Jonas is not a non-employee director. None of the other non-employee directors or director nominees had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 – Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, with the lead independent director or the independent directors as a group, should submit their written comments c/o Lead Independent Director at our principal executive offices, Straight Path Communications Inc., 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059. The lead independent director will review any such communication at the next regularly scheduled Board meeting unless, in his or her judgment, earlier communication to the Board is warranted. If a stockholder communication raises concerns about the ethical conduct of us or our management, it should be sent directly to our Corporate Secretary, Joyce J. Mason, Esq. at our principal executive offices, Straight Path Communications Inc., 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate our Chairman, and take such actions as they authorize to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

●	Obscene materials;
●	Unsolicited marketing or advertising material or mass mailings;
●	Unsolicited newsletters, newspapers, magazines, books and publications;
●	Surveys and questionnaires;
●	Resumes and other forms of job inquiries;
●	Requests for business contacts or referrals;
●	Material that is threatening or illegal; or
●	Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

●	Routine questions, service and product complaints and comments that can be appropriately addressed by management; and
●	Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held one (1) meeting in Fiscal 2013 attended by all the directors. Prior to July 22, 2013, the Board of Directors consisted of only Davidi Jonas and all board actions were done by written consent in lieu of board meetings.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Mr. Jonas, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board has determined that given Davidi Jonas’ leadership skills, relationships with the other member of management and the member of the Board, and his prior positions where he acted as leader of groups and provided oversight over different bodies is optimal for the Company at the present time.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment.  The risk management oversight roles of the Compensation, Audit and Corporate Governance Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board’s role. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces.  The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Section 802 of the NYSE MKT Company Guide requires that the non-employee directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. Fred S. Zeidman, an independent director and the “Lead Independent Director,” serves as the presiding director of these executive sessions and has served in that capacity since August 2, 2013. The Board of Directors determined that the role of Lead Independent Director was important to maintain a well-functioning Board of Directors that objectively assesses management’s proposals.

The Board of Directors and each of its committees will conduct annual self-assessments to review and monitor their respective continued effectiveness.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning. The Compensation Committee oversees risks related to compensation policies and practices.

Board Committees

The Board of Directors established an Audit Committee, a Nominating Committee, a Compensation Committee, and a Corporate Governance Committee upon the Spin-Off.

Audit Committee

The Audit Committee consists of Fred S. Zeidman (Chairman), K. Chris Todd and William F. Weld, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://spathinc.com/investors, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee did not hold any meetings during Fiscal 2013. The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the Section 803 of the NYSE MKT Company Guide and Rule 10A-3(b) under the Securities Exchange Act of 1934, and (ii) that Mr. Zeidman qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Nominating Committee currently consists of Davidi Jonas (Chairman) and Fred S. Zeidman, who is independent in accordance with Section 803 of the NYSE MKT Company Guide. Mr. Jonas is not independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to Section 801(a) of the NYSE MKT Company Guide. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://spathinc.com/investors, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee did not hold any meetings during Fiscal 2013.

Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2013 Stock Option and Incentive Plan, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Messrs. Todd (Chairman), Weld and Zeidman. The Compensation Committee did not hold any meetings during Fiscal 2013. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://spathinc.com/investors, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of Section 803 of the NYSE MKT Company Guide and the categorical standards set forth above.

Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Messrs. Weld (Chairman), Todd and Zeidman. The Corporate Governance Committee held one meeting in the Interim Period. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site http://spathinc.com/investors, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the meaning of Section 803 of the NYSE MKT Company Guide and the categorical standards set forth above.

2013 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors is comprised of equity compensation, consisting of awards of restricted Class B Common Stock, and cash compensation. Each of these components is described in more detail below.  There was no compensation earned or paid for non-employee directors in Fiscal 2013. As of July 31, 2013, non-employee directors did not hold any stock awards of the Company’s Class B Common Stock.  However, on August 2, 2013, upon the Spin-Off, each non-employee director received 1,250 restricted shares of the Company’s Class B common stock (the pro rata portion of the annual grant described below), which vested immediately upon grant.

Director Equity Grants

Pursuant to the Company’s 2013 Stock Option and Incentive Plan, each non-employee director of the Company who is deemed to be independent will receive, on each January 5th (or the next business day thereafter), an annual grant of 2,500 restricted shares of our Class B common stock (pro-rated based on the quarter in which they join the Board), which will vest immediately upon grant. A new director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amounts specified above, pro rated based on the calendar quarter of the year in which such person became a director. The stock is granted on a going forward basis, before the director completes his or her service for the calendar year. All such grants of stock to directors are subject to certain terms and conditions described in the Company’s 2013 Stock Option and Incentive Plan, as may be amended and restated from time to time.

Director Board Retainers

Each non-employee director of the Company who attends at least 75% of the regularly scheduled meetings of the Board of Directors and committees of which they are members during a calendar year will receive an annual cash retainer of $25,000. Such payment will be made in January of the calendar year following attendance of at least 75% of the Board of Directors and committee meetings during the preceding year, and is pro-rated, based on the quarter in which they join, for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable Board of Directors meetings for such partial year. The Company’s Chairman may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. There is no additional compensation for serving on a committee, as a committee chair, for the Lead Independent Director or for the Audit Committee Financial Expert.    The Compensation Committee periodically reviews our director compensation practices.

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

On July 22, 2013, the Board of Directors adopted a Statement of Policy with respect to Related Person Transactions. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also includes transactions which, despite not meeting the criteria set forth above, are otherwise material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within this definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

Transition Services Agreement between Straight Path Communications Inc. and IDT Corporation, dated July 31, 2013 (the “TSA”), pursuant to which IDT, which is controlled by Howard S. Jonas, the trustor of our controlling shareholder, The Patrick Henry TR DTD July 31 2013, and father of our Chief Executive Officer and Chairman of the Board, Davidi Jonas, continues to provide certain services, including, but not limited to services relating to human resources, employee benefits administration, finance, accounting, tax, facilities and legal for an agreed period following the Spin-Off. SPCI did pay IDT any amounts during Fiscal 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock or the Class B Common Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers, and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of November 18, 2013 and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 787,163 shares of Class A Common Stock and 10,974,934 shares of Class B Common Stock.  The numbers reported for The Patrick Henry TR DTD July 31 2013 assume the conversion of all 787,163 currently outstanding shares of Class A Common Stock into Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Powerd
The Patrick Henry TR DTD July 31 2013 c/o Alliance Trust Company, LLC 5375 Kietzke Lane, 2nd Floor Reno, Nevada 89511	2,190,152	(1)	18.6%	72%

Davidi Jonas	229,608	(2)	2%	*

Jonathan Rand	38,268	(3)	*	*

K. Chris Todd	1,250		*	*

William F. Weld	1,250		*	*

Fred S. Zeidman	1,250		*	*

All directors, Named Executive Officers and executive officers as a group (5 persons)	253,550		2.3%		%

*	Less than 1%.
d	Voting power represents combined voting power of our Class A Common Stock (three votes per share) and our Class B Common Stock (one-tenth of one vote per share). Excludes stock options.
(1)
Consists of 787,163 shares of Class A common stock (by virtue of the fact that they are convertible into the Company’s Class B common stock), and 1,403,349 shares of Class B common stock, consisting of 745,789 shares of restricted shares of the Company’s Class B common stock.

(2)	Consists of 229,608 shares of Restricted Stock.
(3)	Consists of 38,268 shares of Restricted Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the NYSE MKT. Based on material provided to the Company, the Forms 3 were filed late because they were only filed upon the Spin-Off.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Company’s 2013 Proxy Statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in SPCI’s 2013 Proxy Statement.

K. Chris Todd, Chairman
William F. Weld
Fred S. Zeidman

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission (the “SEC”) under the Act or under the Exchange Act.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation table and other tables included in this proxy statement, as well as our financial statements and management’s discussion and analysis of our financial condition and results of operations included in our Annual Report on Form 10-K for Fiscal 2013, which we refer to as the Form 10-K. The following discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in the Form 10-K. We assume no obligation to update the forward-looking statements or such risk factors.

Introduction

It is the responsibility of the Compensation Committee of our board of directors to: (i) oversee our general compensation policies; (ii) determine the base salary and bonus to be paid each year to each of our executive officers; (iii) oversee our compensation policies and practices as they relate to our risk management; and (iv) determine the compensation to be paid each year to our non-employee directors for service on our board of directors and the various committees of our board of directors. In addition, the Compensation Committee administers our Stock Option and Incentive Plan with respect to restricted stock and stock option grants or other equity-based awards made to our executive officers. Further, certain individuals have received grants of equity in certain of our subsidiaries. Shares of restricted stock are granted to our non-employee directors automatically under our Stock Option and Incentive Plan on an annual basis.

We were spun off from IDT Corporation on July 31, 2013.  Prior to the Spin-Off, our executive officers were employed by IDT Corporation and their compensation was set by IDT.  Neither of our executive officers was an executive officer of IDT.  For all of Fiscal 2013, our operations were included in those of IDT.

The nature of our operations is such that long term goals may be more significant than current operations.  While Straight Path Spectrum generates revenues from its spectrum leasing operations, we are developing and implementing new strategies to deploy our spectrum assets in new applications.  Straight Path IP Group is engaged in an effort to enforce the patents and intellectual property rights it owns and many of those efforts, particularly those involving litigation, will only show results after a long period.

Elements of Compensation

The three broad components of our executive officer compensation are base salary, annual cash incentive bonus awards, and long term equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers, as well as the Company as a whole, in the context of our overall compensation policy. Additionally, the Compensation Committee, in conjunction with our board, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are established by the Compensation Committee early in each fiscal year. The Compensation Committee believes that our current compensation plans are serving their intended purposes and are functioning reasonably.

Compensation Structure, Philosophy and Process

Our executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with the goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and planned operations, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The base salary levels we pay to each of our Named Executive Officers are based on the responsibilities undertaken by the respective individuals, and the market place for employment of people of similar skills and backgrounds. We note that our executive team consists of only two individuals and thus the breadth of responsibility of those individuals is significant compared to companies with larger teams.  Our use of outside resources and efficient operations allow us to operate with a small staff.  This reduces our overall compensation costs, but substantially adds to the workload and responsibilities of our executives.

The base salaries paid to executive officers are determined by discussions with the covered individuals and budgetary considerations and approved by our Compensation Committee.

Incentive compensation is designed to reward contributions to achieving the Company’s goals for the current period, as well as for the longer term. Cash bonuses are awarded based upon goals that are set early in each fiscal year. The goals are designed to set forth achievable goals for the current performance of the Company and its business units and for current contributions to long-term initiatives.

Mr. Jonas is entitled to a cash bonus equal to 2.5% of the Company’s net income in a calendar year.  Mr. Rand’s bonus is discretionary and is to be determined by our Compensation Committee, with input from Mr. Jonas, with reference to the achievement of the goals and Mr. Rand’s contribution to such efforts, as well as other accomplishments during the year that were deemed relevant in specific instances. Mr. Rand is eligible to receive a cash bonus of up to 100% of his base salary (or up to 120% or higher upon extraordinary performance).

Following the end of a fiscal year, management sets Company-wide bonus levels for the fiscal year then ended, based on Company performance and available resources. The proposed bonuses are then presented to the Compensation Committee.

Equity grants are made in order to provide longer term incentive compensation and to better align the interests of our executives with our stockholders. Executives have been granted equity interests in the Company and, we consider, in limited circumstances, with regard to individuals whose areas of responsibility focus on specific operations or who have contributed in significant ways to specific subsidiaries, grants of equity interests in subsidiaries, so as to better incentivize and reward the executives for the results of their efforts.

Compensation Decisions Made in Fiscal 2013

As noted, both Mr. Jonas and Mr. Rand were retained by IDT in Fiscal 2013 in order to participate in management of the assets and subsidiaries that became part of the Company upon the Spin-Off from IDT.  Their base salaries were set upon such retention following negotiations with such individuals.  No bonuses or equity grants were paid or made to our executive officers in Fiscal 2013.  The primary goal for the executives was in developing the business plans for Straight Path Spectrum and Straight Path IP Group, assuming managerial control over those operations and effectuating the Spin-Off from IDT.  All of those goals were accomplished, and the Spin-Off was consummated at the end of Fiscal 2013.

Post-Spin-Off

Upon the Spin-Off, our current Board of Directors was empaneled and the current members of our Compensation Committee were appointed.

At a meeting held on August 2, 2013, our Compensation Committee approved annual base salaries for Fiscal 2014 of $200,000 for Mr. Jonas and $175,000 for Mr. Rand, which were the same annual rates as they had been paid by IDT prior to the Spin-Off.

At such meeting, our Compensation Committee approved the annual bonus to Mr. Jonas of 2.5% of the Company’s net income in each calendar year, noting that such methodology clearly aligned Mr. Jonas’ interests with that of the Company’s stockholders and that Mr. Jonas was assuming risk, particularly in light of the stage of the Company’s development and the timing of anticipated net income in execution of the Company’s business plan.

The Compensation Committee also approved the grant, under the Company’s Stock Option and Incentive Plan, of 229,608 shares of Class B common stock of the Company (with a grant date value of $1,301,887) to Mr. Jonas, and of 38,268 shares of Class B common stock (with a grant date value of $219,021) to Mr. Rand.  The grants vest in equal increments over three years from grant.  The Committee noted the long term nature of the Company’s goals, the leanness of the Company’s management team and the key roles that Messrs. Jonas and Rand played in developing the business plans and that they will need to play in any successful execution of the business plans.

Goals for Fiscal Year 2014

At a meeting held on October 17, 2013, our Compensation Committee approved the following goals for Fiscal 2014: (i) increase revenue from Straight Path IP Group; (ii)  increase revenue from the non-enterprise business of Straight Path Spectrum, and sales and leasing of spectrum; (iii) establish go‐to‐market relationships with third parties for small cell backhaul utilization of Straight Path Spectrum’s licenses; (iv) achieve positive results on a number of pending cases regarding the enforcement of Straight Path IP Group’s patents; (v) increase the number of enforcement actions in district courts; (vi) establish a monetization strategy for Droplet patent portfolio; (vii) meet or exceed the Fiscal 2014 budget for bottom line performance; (viii)  enhance the Company’s investment policy to increase return on investment for financial assets; and (ix) broaden the Company’s exposure with expanded public relations and investor relations campaigns.

Employment Agreements

None of our executive officers are party to employment agreements.  The Company believes that the substantial portion of the compensation paid to executives that is in the form of long term equity grants, creates sufficient incentive for retention of executives.

EXECUTIVE COMPENSATION TABLES

The table below summarizes the total compensation paid or awarded to our Named Executive Officers by IDT or the Company during Fiscal 2013. Prior to the Spin-Off, all of the Named Executive Officers were employees of IDT and all compensation for periods prior to the Spin-Off disclosed in the table below was paid by IDT for services provided by the Named Executive Officers to our business segments.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		All other Compensation ($)	Total ($)
Davidi Jonas Chairman of the Board and Chief Executive Officer(1)	Fiscal 2013	$99,115	$—	$—		$—	$—	$99,115

Jonathan Rand Chief Executive Officer	Fiscal 2013	$20,192	$—	$—	$		$—	$20,192

(1)	Mr. Jonas also served as Vice President, Business Development of IDT Corporation and manager of Straight Path Spectrum during Fiscal 2013.

Except as provided for in agreements that the Company may enter into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance.

We adopted our 2013 Stock Incentive Plan to provide equity compensation to our Board of Directors, our management and our employees and consultants. On August 2, 2013 Mr. Jonas was granted 229,608 shares of restricted Class B common stock and Mr. Rand was granted 38,628 shares of restricted Class B common. In conjunction with the Spin-Off, approximately 231,125 shares of our Class B common stock were distributed to holders of unvested restricted shares of Class B common stock of IDT, which are similarly restricted.  In addition, we issued options to purchase 32,155 shares of our Class B common stock in respect of outstanding options to purchase shares of Class B common stock of IDT.  Such restricted shares and options were issued under the plan.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s By-Laws, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, up to that limit, by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at four. There are currently four directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting. All four directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Davidi Jonas, K. Chris Todd, William F. Weld and Fred S. Zeidman, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2014 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Meeting shall elect each director. Stockholders may not vote for more than four persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Davidi Jonas has served as Chief Executive Officer, President and Director of SPCI since April 2013 and has served as Vice President, Business Development of IDT Corporation and manager of Straight Path Spectrum since August 2012 and served as Executive Vice President and director of Straight Path IP Group from November 2012.  Mr. Jonas has also served as the Rabbi of Kingsbridge Center of Israel in the Bronx, New York since 2010.  Mr. Jonas taught Judaic Studies in SAR High School in Riverdale, New York from 2010 to 2012. Mr. Jonas received rabbinic ordination from Yeshivat Chovevei Torah Rabbinical School.

Key Attributes, Experience and Skills:

Mr. Jonas is very familiar with the operations included within SPCI and its subsidiaries, as well as IDT’s previous efforts to generate value from the related assets. He has exceptional inter-personal and leadership skills, and is creative in developing new applications for assets and in crafting solutions to challenges.

K. Chris Todd has served as Director of SPCI since July 2013.  Mr. Todd has been a partner at the law firm of Kellog, Huber, Hansen, Todd, Evans & Figel, P.L.L.C. since 1994.  Prior to that, Mr. Todd was head of the Litigation Group at Johnson & Gibbs.  Mr. Todd’s extensive career in government service includes service as a Law Clerk to a federal judge, as Associate Counsel in the Office of Independent Counsel under Lawrence Walsh during the Iran/Contra Matter, and as Assistant U.S. Attorney for the Criminal Division in the United States Attorney’s Office, Southern District of New York where Mr. Todd conducted the prosecution of numerous violations of federal law, including multi-defendant business fraud and tax evasion cases.  Prior to serving in the Southern District, Mr. Todd also served as a Trial Attorney for the Department of Justice’s Tax Division, Criminal Section, where Mr. Todd conducted numerous jury trials and grand jury investigations involving tax evasion. He has a Bachelor of Arts from Texas Tech University and a J.D. from the University of Texas School of Law.

Key Attributes, Experience and Skills:

Mr. Todd’s private law practice focused on trial work, including patent infringement cases, provides invaluable expertise to the Board with respect to our Straight Path IP Group business.

William F. Weld has served as Director of SPCI since July 2013.  Mr. Weld has been a partner at the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (Mintz Levin) and a principal of ML Strategies, LLC, a consulting affiliate of Mintz Levin, since 2012.  Mr. Weld has served as a director of Just Energy (TSX and NYSE: JE) since 2012. Mr. Weld was a partner at McDermott Will & Emery LLP from 2006 to 2012.  In addition, Mr. Weld served two terms as Governor of Massachusetts, being elected in 1990 and re-elected in 1994 and had previously served as Assistant US Attorney General in charge of the Criminal Division of the Justice Department in Washington D.C. Mr. Weld received a Bachelor of Arts from Harvard College and a JD from Harvard Law School.

Key Attributes, Experience and Skills:

Mr. Weld’s extensive legal and other professional experience will serve as valuable asset to the Company.  He has extensive contacts in commercial, legal and governmental arenas, and his managerial experience in public service and the private sector brings important skills to the functioning of the Board of Directors.

Fred S. Zeidman has served as Director of SPCI since July 2013.  Mr. Zeidman has served as Chairman of the Board of Petroflow Energy Corporation since September 2011 and as Chairman of the Board of Petro River Oil Corporation since 2011. Mr. Zeidman has also served as a director of Hyperdynamics Corporation since 2009 and as a director of Prosperity Bancshares, Inc. since 1986. He currently also serves as trustee for the AmeriSoft Liquidating Trust.  Mr. Zeidman has served as CEO, Interim CEO and Chairman of the Board of a variety of companies, including several in the oil and gas sector.  Mr. Zeidman is the Chairman Emeritus of the United States Holocaust Memorial Council. He was appointed to that position by President George W. Bush in March 2002 and served from 2002-2010. He is also Chairman Emeritus of the University of Texas Health Science System Houston and is on the Board of Trustees of the Texas Heart Institute (where he currently serves as Interim Chief Financial Officer) and the Institute for Rehabilitation and Research (TIRR).  He currently serves on the Board of Directors and Executive Committee of the University of Saint Thomas and chairs its Development Committee and Houston Community College. Mr. Zeidman received his Bachelor of Science and Bachelor of Arts from Washington University and a Masters of Business Administration from New York University.

 Key Attributes, Experience and Skills:

Mr. Zeidman has served in board and other leadership positions in many entities of varying size and in different industries.  His experience and familiarity with the role of a director will round out the Board of Directors and provide a source of input for management to draw on.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees, Executive Officers

The executive officers, directors, director nominees and certain key personnel of the Company are as follows:

Name	Age	Position
Davidi Jonas	27	Chairman of the Board of Directors, Director, Director Nominee, Chief Executive Officer and Named Executive Officer
Jonathan Rand	50	Chief Financial Officer and Named Executive Officer
K. Chris Todd	67	Director and Director Nominee
William F. Weld	68	Director and Director Nominee
Fred S. Zeidman	67	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers except Davidi Jonas, whose information is set forth above under Proposal  No. 1:

Jonathan Rand has served as Chief Financial Officer of SPCI since June 2013. Mr. Rand served as President and Chief Operating Officer of Organic Motion, an innovative computer vision company, from 2006 to 2012. Mr. Rand co-founded and served as President of Indigo Capital Advisers, providing consulting services to early stage technology companies since 2002.  Mr. Rand served as Executive Vice President of Sales, Treasurer and Chief Executive Officer of the Y@P Division of Net2Phone, Inc. from 1998 to 2001 and Executive Vice President of Sales & Finance and Treasurer of IDT Corporation from 1992 to 1998. Prior to joining IDT, Mr. Rand founded and subsequently sold a national magazine, Campus Connection. Mr. Rand worked in Procter & Gamble’s brand management program, after receiving a Bachelor of Science in Economics from the Wharton School, University of Pennsylvania in 1984.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF ZWICK AND BANYAI, PLLC AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Zwick and Banyai, PLLC (“Zwick”) for the Fiscal Year ending July 31, 2014.

Zwick was the Company’s independent registered public accounting firm for Fiscal 2013 and has served the Company as its independent registered public accounting firm since the Company’s formation in April 2013. The Audit Committee has approved the engagement of Zwick to serve as the Company’s independent registered public accounting firm for Fiscal 2014.  Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of Zwick. Even if Zwick’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for Zwick will be present telephonically at the Annual Meeting, will be available to respond to appropriate questions via telephone and will have the opportunity to make such statements as they may desire.

During the Company’s two most recent fiscal years, the Company did not consult with Zwick with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Zwick’s report on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years there were no disagreements between the Company and Zwick on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zwick, would have caused Zwick to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for such years.

During the two most recent fiscal years there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
ZWICK AND BANYAI PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2014.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Zwick and Banyai, PLLC for the fiscal years ended July 31, 2013 and July 31, 2012.

Fiscal Year Ended July 31	2013	2012
Audit Fees(1)	$48,753		$—
Audit Related Fees	—		—
Tax Fees	—		—
All Other Fees	—		—
Total	$48,753	$

(1)            Audit fees for fiscal 2013 were principally for audit work performed on the consolidated financial statements for the two years ended July 31, 2012 and for the fiscal year ended July 31, 2013 in connection with the Company’s Registration Statement on Form 10.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Zwick and Banyai.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee for the Interim Period following the Spin-Off.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described in its charter, which can be found on the Company’s website at www.spathinc.com/investors. The Committee reviews its charter on an annual basis. The Board of Directors annually reviews the NYSE MKT listing standards’ definition of independence for Audit Committee members and has determined that each member of the Committee meets that standard. The Board of Directors has also determined that Fred S. Zeidman qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for Fiscal 2013, Zwick & Banyai, PLLC, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The Committee has reviewed and discussed with the Company’s management the consolidated financial statements of the Company for Fiscal 2013, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2013, and has discussed with Zwick & Banyai, PLLC the matters required to be discussed by the Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, Zwick & Banyai, PLLC has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Zwick & Banyai, PLLC its independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2013, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Fred S. Zeidman – Chairman and Financial Expert
K. Chris Todd
William F. Weld

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to cast an advisory vote on the compensation of the “Named Executive Officers” identified in the 2013 Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. This vote is advisory and not binding on the Company; however, it will provide feedback concerning our executive compensation program.

As noted in the Compensation Discussion and Analysis, or “CD&A,” included in the “Executive Compensation” section of this Proxy Statement, the Compensation Committee believes that our executive compensation program implements and achieves the goals of our executive compensation philosophy. That philosophy, which is set by the Compensation Committee, is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our stockholders.  Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and growth initiatives, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The three broad components of our executive officer compensation are base salary, annual cash incentive bonuses awards, and long term equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy. Additionally, the Compensation Committee, in conjunction with our board, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are established by the Compensation Committee early in each fiscal year. The Compensation Committee believes that our current compensation plans are competitive and reasonable.

Further details concerning how we implement our philosophy and goals, and how we apply the above principles to our compensation program, are provided in the Compensation, Discussion and Analysis above. In particular, we discuss how we set compensation targets and other objectives and evaluate performance against those targets and objectives to assure that performance is appropriately rewarded.

Prior to the Spin-Off, all of the Named Executive Officers were employees of IDT Corporation and all compensation for Fiscal 2013 disclosed in the summary compensation table was paid by IDT Corporation for services provided by the Named Executive Officers to our business segments and other units of IDT Corporation.

The historical compensation of Messrs. Jonas and Rand were set by the management of IDT Corporation.  Post Spin-Off, compensation of all such individuals from the Company was set by our Compensation Committee.

Stockholders are urged to read the Compensation, Discussion and Analysis and other information in the “Executive Compensation” section of this Proxy Statement. The Compensation Committee and the Board of Directors believe that the information provided in that section demonstrates that our executive compensation program aligns our executives’ compensation with SPCI’s short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to SPCI’s long-term success. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Straight Path Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures.”

Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account in future determinations concerning our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE RESOLUTION.

PROPOSAL NO. 4

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In addition to seeking our stockholders’ advisory vote on the compensation of our Named Executive Officers, we are asking our stockholders to express a preference as to how frequently future advisory votes on executive compensation should take place. As required by Section 14A of the Securities Exchange Act of 1934, we are giving stockholders the opportunity to express a preference to cast such advisory votes annually, every two years or every three years; shareholders also have the option to abstain from voting on this matter. For the reasons discussed below, the Board of Directors recommends that advisory votes on executive compensation take place every three years.

The Board believes that a vote every three years provides adequate assurance that the Board of Directors and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis.

Accordingly, our Board believes that an advisory vote every three years is preferable, as it would foster a long-term approach to evaluating our executive compensation program while maintaining accountability for executive compensation decisions. If a plurality of the votes cast on this matter at the Annual Meeting is cast in favor of advisory votes on executive compensation every three years, the Company would adopt this approach. On this basis, the next advisory vote on executive compensation, would take place at the Company’s 2016 Annual Meeting.

Although the frequency vote is non-binding, the Compensation Committee and the Board will review the results of the vote. The Board and the Compensation Committee will consider stockholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS SELECT “THREE YEARS” ON THE
PROPOSAL CONCERNING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER INFORMATION

Submission of Proposals for the 2014 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2014 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059, which proposals must be received at such address no later than August 4, 2014. In addition, any stockholder proposal submitted with respect to the Company’s 2014 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 18, 2014.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s 2013 Annual Report on Form 10-K obtained by contacting Yonatan Cantor, VP Business Affairs, by phone at (804) 433-1523, or by mail addressed to Yonatan Cantor, VP Business Affairs, at 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 26, 2013

Joyce Mason Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

STRAIGHT PATH COMMUNICATIONS INC.

January 16, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00033330303040001000 1 011614

THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE LISTED NOMINEES, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "THREE YEARS" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: **NOMINEES:**

Nominee	FOR	AGAINST	ABSTAIN
Davidi Jonas	☐	☐	☐
K. Chris Todd	☐	☐	☐
William F. Weld	☐	☐	☐
Fred S. Zeidman	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
4. Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting and Proxy Statement and the 2013 Annual Report.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Electronic Distribution

If you would like to receive future STRAIGHT PATH COMMUNICATIONS INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

0

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

STRAIGHT PATH COMMUNICATIONS INC.

5300 Hickory Park Drive, Suite 218

Glen Allen, Virginia 23059

(804) 433-1522

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held January 16, 2014

The undersigned appoints Davidi Jonas and Jonathan Rand, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Straight Path Communications Inc. to be held at the Law Offices of Hunton & Williams LLP, 1751 Pinnacle Drive, Suite 1700, McLean, Virginia 22102 on January 16, 2014 at 12:00 p.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS, FOR PROPOSAL NOS. 2 AND 3 AND FOR THREE YEARS ON PROPOSAL 4 LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

14475

ANNUAL MEETING OF STOCKHOLDERS OF

STRAIGHT PATH COMMUNICATIONS INC.

January 16, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00033330303040001000 1 011614

THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE LISTED NOMINEES, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "THREE YEARS" ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: **NOMINEES:**

NOMINEES	FOR	AGAINST	ABSTAIN
Davidi Jonas	☐	☐	☐
K. Chris Todd	☐	☐	☐
William F. Weld	☐	☐	☐
Fred S. Zeidman	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
4. Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting and Proxy Statement and the 2013 Annual Report.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.